UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

INTELLIGENT CLOUD RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	N/A
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

8717 N. Mattox Rd. C198
Kansas City, MO	64154
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which
to be so registered	each class is to be registered
None	Not applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates: 333-202294 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common stock

(Title of class)

(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered.

The Description of Registrant’s Securities to be Registered can be found in the Form S-1/A, filed on July 24, 2015 and incorporated herein by reference.

Item 2. Exhibits.

List below all exhibits filed as a part of the registration statement: N/A

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SIGNATURE

Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Intelligent Cloud Resources, Inc.
(Registrant)

Date September 21, 2017	By	/s/ Christopher Pay
Christopher Pay, Chief Executive Officer

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